Summary Prospectus	AZL® Boston Company Research Growth Fund

AZL® Boston Company Research Growth Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated April 27, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term growth of capital and income.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.76%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Fund Operating Expenses	1.06%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Effective December 31, 2015, the Fund’s policy to invest, under normal conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance will be deleted.

To pursue its objective, the Fund invests primarily in common stocks of large, well-established and mature companies. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance. The Fund invests primarily in large capitalization companies, which it defines as companies with market capitalizations within the range of the Russell 1000 Growth Index. While a significant portion of these stocks normally would be expected to pay regular dividends, the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation. The Fund defines large capitalization as companies with market capitalizations within the range of the Russell 1000 Growth Index, which is the large cap Russell index used by the Fund for comparative

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Boston Company Research Growth Fund

purposes. At times, the Fund may overweight or underweight certain industry sectors relative to its benchmark index. The Fund may also invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its net assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade.

The subadviser manages the Fund using a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The subadviser uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. The subadviser goes beyond Wall Street analysis and performs intensive qualitative and quantitative in-house research to determine whether companies meet its investment criteria.

The subadviser continually monitors the securities in the Fund’s portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. The subadviser also may sell a security if an event occurs that contradicts the subadviser’s rationale for owning it, such as a deterioration in the company’s financial fundamentals. In addition, the subadviser may sell a security if better investment opportunities emerge elsewhere. The subadviser also may liquidate a security if the subadviser changes the Fund’s industry or sector weightings.

The Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.
•	Industry Sector Risk Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Dividend Risk Stocks that are expected to pay dividends may pay lower dividends or no dividends at all. Distributions on debt securities with variable or floating interest rates will vary with fluctuations in market interest rates.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to April 27, 2015, the Fund was subadvised by The Dreyfus Corporation, an affiliate of The Boston Company Asset Management LLC, and named the AZL Dreyfus Research Growth Fund.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Boston Company Research Growth Fund

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q3, 2010)	16.65%
Lowest (Q4, 2008)	-24.68%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Boston Company Research Growth Fund	8.45%	15.63%	7.64%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

The Boston Company Asset Management LLC serves as the subadviser to the Fund.

Elizabeth Slover, Senior Managing Director, has been the portfolio manager of the Fund since January 2009.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Boston Company Research Growth Fund

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

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